UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23059

CLOUGH FUNDS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.2577
(Registrant’s telephone number, including area code)

Abigail J. Murray, Secretary
Clough Funds Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end: October 31

Date of reporting period: July 31, 2016

Item 1 – Schedule of Investments.

The Schedule of Investments is included herewith.

CLOUGH FUNDS TRUST-CLOUGH GLOBAL LONG/SHORT FUND
STATEMENT OF INVESTMENTS
JULY 31, 2016 (UNAUDITED)

	Shares	Value
COMMON STOCKS 84.87%
Consumer Discretionary 27.17%
Automobiles 1.00%
Byd Co., Ltd. - Class H(a)	29,000	$183,904
Great Wall Motor Co., Ltd. - Class H	245,500	254,727
		438,631

Distributors 0.58%
Pool Corp.	2,500	255,700

Diversified Consumer Services 0.71%
Service Corp. International	11,300	313,236

Hotels 1.24%
Hilton Worldwide Holdings, Inc.	5,600	129,864
Las Vegas Sands Corp.	3,300	167,145
Papa Murphy's Holdings, Inc.(a)(b)	17,500	122,500
Sands China, Ltd.	33,600	128,191
		547,700

Household Durables 5.05%
DR Horton, Inc.(b)	12,108	398,111
Lennar Corp. - Class A(b)	11,501	538,247
PulteGroup, Inc.	23,100	489,258
Sony Corp.	7,100	228,375
TRI Pointe Group, Inc.(a)	26,800	360,460
William Lyon Homes - Class A(a)	12,400	215,140
		2,229,591

Internet & Catalog Retail 4.63%
Amazon.com, Inc.(a)	595	451,492
Blue Nile, Inc.(b)	27,861	809,641
CommerceHub, Inc. - Series A(a)	675	9,520
CommerceHub, Inc. - Series C(a)	1,350	18,906
Liberty Ventures - Series A(a)	6,752	254,618
Netflix, Inc.(a)	900	82,125
Wayfair, Inc. - Class A(a)(b)	9,900	430,650
		2,056,952

Leisure Equipment & Products 0.27%
Tomy Co., Ltd.	13,400	121,478

Media 11.42%
Cable One, Inc.(b)	1,330	696,760
Charter Communications, Inc. - Class A(a)(b)	3,036	713,065
Comcast Corp. - Class A(b)	10,795	725,964
	Shares	Value
Consumer Discretionary (continued)
IMAX Corp.(a)	27,260	$861,143
Liberty Broadband Corp. - Class C(a)(b)	15,859	1,004,033
Liberty SiriusXM Group - Class C(a)	15,771	555,928
Lions Gate Entertainment Corp.	15,800	315,842
Manchester United PLC - Class A	11,500	179,975
		5,052,710

Specialty Retail 2.27%
Dick's Sporting Goods, Inc.	5,700	292,353
Monro Muffler Brake, Inc.(b)	6,500	407,030
Signet Jewelers, Ltd.	3,475	305,487
		1,004,870

TOTAL CONSUMER DISCRETIONARY		12,020,868

Consumer Staples 2.08%
CVS Health Corp.(b)	2,800	259,616
Prestige Brands Holdings, Inc.(a)	3,800	203,300
TreeHouse Foods, Inc.(a)	2,900	299,251
WH Group, Ltd.	201,500	158,688
		920,855

Energy 15.12%
Anadarko Petroleum Corp.	7,400	403,522
Apache Corp.(b)	10,700	561,750
Cabot Oil & Gas Corp.	7,000	172,690
Concho Resources, Inc.(a)	4,450	552,690
CONSOL Energy, Inc.	10,000	193,800
Continental Resources, Inc.(a)(b)	17,100	753,255
Devon Energy Corp.	15,300	585,684
Energen Corp.	3,400	161,092
EQT Corp.	1,500	109,290
Gulfport Energy Corp.(a)	8,800	255,992
Hess Corp.	8,000	429,200
Marathon Oil Corp.(b)	24,400	332,816
Newfield Exploration Co.(a)(b)	10,700	463,310
Occidental Petroleum Corp.	1,500	112,095
Parsley Energy, Inc. - Class A(a)(b)	8,000	228,080
Pioneer Natural Resources Co.	3,100	503,967
Royal Dutch Shell PLC - Sponsored ADR - Class A	3,400	176,086
Sanchez Energy Corp.(a)	19,000	120,460
The Williams Cos., Inc.	1,100	26,367

	Shares	Value
Energy (continued)
WPX Energy, Inc.(a)(b)	54,600	$545,454
		6,687,600

Financials 8.19%
Ares Capital Corp.(b)	42,600	644,964
Bank of America Corp.(b)	62,350	903,451
China Everbright, Ltd.	60,000	114,457
Citigroup, Inc.(b)	18,349	803,870
Franklin Resources, Inc.	6,300	227,997
JPMorgan Chase & Co.	6,100	390,217
Radian Group, Inc.	8,800	113,520
Solar Capital, Ltd.	21,000	425,250
		3,623,726

Health Care 8.32%
Actelion, Ltd.	289	51,258
Akorn, Inc.(a)	8,200	280,686
Allergan PLC(a)	500	126,475
Amsurg Corp.(a)	3,500	262,535
Bristol-Meyers Squibb Co.	4,026	301,185
Cardiome Pharma Corp.(a)	54,000	169,020
Cerner Corp.(a)(b)	2,685	167,517
Community Health Systems, Inc.(a)	8,600	109,822
Corindus Vascular Robotics, Inc.(a)	77,500	110,825
Dermira, Inc.(a)	4,900	164,444
Dynavax Technologies Corp.(a)	11,775	181,688
Galapagos NV - Sponsored ADR(a)	2,000	110,340
Gilead Sciences, Inc.	2,500	198,675
Healthways, Inc.(a)	8,040	135,394
Intra-Cellular Therapies, Inc.(a)	3,400	138,720
Jazz Pharmaceuticals PLC(a)	700	105,679
Medtronic PLC	300	26,289
Ophthotech Corp.(a)(b)	2,800	179,872
Otonomy, Inc.(a)	10,400	149,344
Puma Biotechnology, Inc.(a)	3,200	159,648
Shire PLC - ADR	900	174,708
TherapeuticsMD, Inc.(a)	16,700	129,759
Veracyte, Inc.(a)	2,800	13,860
Vertex Pharmaceuticals, Inc.(a)	2,400	232,800
		3,680,543

Industrials 2.07%
Allison Transmission Holdings, Inc.(b)	9,200	265,144
Armstrong World Industries, Inc.(a)(b)	7,394	314,023
Macquarie Infrastructure Corp.	400	30,660
Rollins, Inc.(b)	10,900	307,162
		916,989

Information Technology 14.18%
Alphabet, Inc. - Class C(a)	1,337	1,027,872

	Shares	Value
Information Technology (continued)
Broadcom, Ltd.	3,510	$568,550
Ellie Mae, Inc.(a)	1,200	110,532
Fabrinet(a)	6,000	226,560
Facebook, Inc. - Class A(a)(b)	5,449	675,349
HubSpot, Inc.(a)	2,200	120,098
Lam Research Corp.(b)	4,864	436,641
Microsoft Corp.	9,800	555,464
Monolithic Power Systems, Inc.	3,100	225,432
Nintendo Co., Ltd.	1,929	406,558
ON Semiconductor Corp.(a)	30,500	305,915
Pandora Media, Inc.(a)	16,900	229,840
salesforce.com, Inc.(a)	4,300	351,740
Samsung Electronics Co., Ltd.	318	436,908
ViaSat, Inc.(a)	3,200	236,256
Yelp, Inc.(a)	11,100	357,087
		6,270,802

Materials 1.52%
Angang Steel Co., Ltd. - Class H	304,000	148,505
Anhui Conch Cement Co., Ltd. - Class H	68,000	178,361
Axalta Coating Systems, Ltd.(a)	7,300	208,415
Chr Hansen Holding A/S	2,160	135,894
		671,175

Real Estate 4.90%
American Capital Agency Corp.	24,100	472,119
American Capital Mortgage Investment Corp.	16,400	268,304
Blackstone Mortgage Trust, Inc. - Class A	3,000	87,030
Community Healthcare Trust, Inc.	15,300	351,747
Ladder Capital Corp.	10,700	139,742
PennyMac Mortgage Investment Trust	14,700	238,581
Starwood Property Trust, Inc.	18,500	403,300
Two Harbors Investment Corp.	23,400	204,750
		2,165,573

Telecommunication Services 1.32%
China Mobile, Ltd.	47,500	585,607

TOTAL COMMON STOCKS
(Cost $33,810,082)		37,543,738

	Shares	Value
EXCHANGE TRADED FUNDS 6.17%
iShares® Silver Trust(a)	19,700	$381,195
SPDR® Gold Shares(a)(b)	11,000	1,418,780
VanEck Vectors® Gold Miners ETF	30,400	929,936
		2,729,911

TOTAL EXCHANGE TRADED FUNDS
(Cost $2,544,893)		2,729,911

PARTICIPATION NOTES 0.99%
Consumer Staples 0.51%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(c)	4,825	227,040

Industrials 0.48%
Zhengzhou Yutong Bus Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/2017(c)	61,350	211,752

TOTAL PARTICIPATION NOTES
(Cost $362,690)		438,792

MASTER LIMITED PARTNERSHIPS 0.24%
The Blackstone Group LP	4,000	107,360

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $100,228)		107,360

	Shares	Value
SHORT-TERM INVESTMENTS 7.05%
Money Market Fund 7.05%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.218% 7-day yield)	3,120,366	3,120,366

TOTAL SHORT-TERM INVESTMENTS
(Cost $3,120,366)		3,120,366
	Shares	Value
Total Investments - 99.32%
(Cost $39,938,259)		$43,940,167

Other Assets in Excess of Liabilities - 0.68%		299,048 (d)

NET ASSETS - 100.00%		$44,239,215

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (27.08%)
Consumer Discretionary (4.27%)
Beazer Homes USA, Inc.	(9,600)	(92,064)
Best Buy Co., Inc.	(6,300)	(211,680)
Fiat Chrysler Automobiles NV	(29,239)	(188,290)
Foot Locker, Inc.	(1,600)	(95,392)
The Goodyear Tire & Rubber Co.	(15,700)	(450,119)
Tiffany & Co.	(3,300)	(212,916)
Williams-Sonoma, Inc.	(6,700)	(362,336)
Wynn Resorts, Ltd.	(2,800)	(274,260)
		(1,887,057)

Energy (4.77%)
Atwood Oceanics, Inc.	(18,100)	(193,308)
Diamond Offshore Drilling, Inc.	(11,600)	(263,552)
Ensco PLC - Class A	(31,000)	(284,270)
Gazprom OAO - Sponsored ADR	(15,494)	(63,061)
National Oilwell Varco, Inc.	(8,100)	(262,035)
Noble Corp., PLC	(32,400)	(239,112)
Petroleo Brasileiro S.A. - Sponsored ADR	(34,400)	(298,592)
Rosneft PJSC - GDR	(4,120)	(19,912)
Rowan Cos., PLC - Class A	(16,600)	(252,984)
Transocean, Ltd.	(21,400)	(235,186)
		(2,112,012)

Financials (3.95%)
Ally Financial, Inc.	(5,700)	(102,828)
American Express Co.	(9,200)	(593,032)
Banco Santander S.A. - Sponsored ADR	(4,900)	(20,776)
Capital One Financial Corp.	(1,600)	(107,328)
Credit Suisse Group AG - Sponsored ADR	(13,100)	(151,436)
Deutsche Bank AG	(19,900)	(267,456)
The Goldman Sachs Group, Inc.	(700)	(111,167)
Intesa Sanpaolo SpA	(61,715)	(135,925)
Itau Unibanco Holding S.A. - Preference Shares, Sponsored ADR	(13,330)	(139,299)
Santander Consumer USA Holdings, Inc.	(2,400)	(26,376)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Financials (continued)
Societe Generale S.A.	(2,700)	$(92,233)
		(1,747,856)

Health Care (1.84%)
Bruker Corp.	(4,600)	(114,632)
Eli Lilly & Co.	(3,400)	(281,826)
Express Scripts Holding Co.	(1,400)	(106,498)
McKesson Corp.	(800)	(155,648)
ResMed, Inc.	(1,300)	(89,544)
Varian Medical Systems, Inc.	(710)	(67,265)
		(815,413)

Industrials (9.97%)
American Airlines Group, Inc.	(2,000)	(71,000)
The Boeing Co.	(6,500)	(868,790)
Carillion PLC	(29,000)	(102,360)
Caterpillar, Inc.	(11,020)	(912,015)
Emerson Electric Co.	(8,000)	(447,200)
Jacobs Engineering Group, Inc.	(3,900)	(208,728)
Metso OYJ	(8,893)	(246,670)
Sandvik AB	(26,177)	(280,523)
Sembcorp Industries, Ltd.	(72,100)	(148,965)
Spirit AeroSystems Holdings, Inc. - Class A	(9,500)	(412,110)
United Rentals, Inc.	(3,300)	(262,911)
WSP Global, Inc.	(2,200)	(65,950)
WW Grainger, Inc.	(1,218)	(266,559)
XPO Logistics, Inc.	(3,900)	(115,518)
		(4,409,299)

Information Technology (2.28%)
First Data Corp. - Class A	(9,650)	(119,660)
International Business Machines Corp.	(4,115)	(660,951)
Jabil Circuit, Inc.	(2,900)	(59,015)
Mobileye NV	(3,500)	(167,685)
		(1,007,311)

TOTAL COMMON STOCKS
(Proceeds $11,665,180)		(11,978,948)

EXCHANGE TRADED FUNDS (1.85%)
VanEck Vectors® Semiconductor ETF	(12,900)	(819,150)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $788,327)		(819,150)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
PREFERRED STOCKS (0.27%)
Banco Bradesco S.A. - ADR	(13,772)	$(119,816)

TOTAL PREFERRED STOCKS
(Proceeds $106,753)		(119,816)

TOTAL SECURITIES SOLD SHORT
(Proceeds $12,560,260)		$(12,917,914)

(a)	Non-income producing security.
(b)
Pledged security; a portion or all of the security is pledged as collateral for total return swap contracts and securities sold short. As of July 31, 2016, the aggregate market value of those securities was $6,057,626, representing 13.69% of net assets. (See Note 1)

(c)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2016, the aggregate market value of those securities was $438,792 or 0.99% of net assets.

(d)	Includes cash which is being held as collateral for futures contracts.

FUTURES CONTRACTS
			Expiration	Underlying Face	Unrealized
Description	Position	Contracts	Date	Amount at Value	Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	5	09/19/2016	$(613,719)	$(20,585)
				$(613,719)	$(20,585)

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate	Floating	Termination	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Appreciation
Morgan Stanley	Housing Development Finance Corp.	$224,016	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$7,855
Morgan Stanley	Larsen & Toubro, Ltd.	216,397	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	29
Morgan Stanley	Ultratech Cement, Ltd.	218,011	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	15,122
		$658,424				$23,006

	Reference	Notional	Floating Rate	Floating	Termination	Net Unrealized
Counter Party	Entity/Obligation	Amount	Paid by the Fund	Rate Index	Date	Depreciation
Morgan Stanley	Axis Bank, Ltd.	$220,212	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	$(4,149)
		$220,212				$(4,149)
		$878,636				$18,857

Abbreviations:

1D FEDEF - Federal Funds Effective Rate (Daily)
AB - Aktiebolag is the Swedish equivalent of the term corporation
ADR - American Depositary Receipt
AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
A/S - Aktieselskab, Joint Stock Company in Denmark
bps - Basis Points
ETF - Exchange Traded Fund
GDR - Global Depositary Receipt
LP - Limited Partnership
Ltd. - Limited
NV - Naamloze Vennootschap (Dutch: Limited Liability Company)
OAO - Otkrytoe Aktsionernoe Obschestvo (a Russian open joint stock corporation)
OYJ - Osakeyhtio is the Finnish equivalent of a public limited company
PJSC - Private Joint Stock Company
PLC - Public Limited Company
S.A. - Generally designates corporations in various countries, mostly those employing the civil law
SpA - Societa` Per Azioni is an Italian shared company
SPDR - Standard & Poor's Depositary Receipt

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

CLOUGH FUNDS TRUST – CLOUGH GLOBAL LONG/SHORT FUND
NOTES TO QUARTERLY STATEMENT OF INVESTMENTS
JULY 31, 2016 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Clough Funds Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized under the laws of the state of Delaware on March 17, 2015. The Trust currently offers shares of beneficial interest (“shares”) of the Clough Global Long/Short Fund (the “Fund”). The Fund’s commencement date is September 30, 2015. The Fund is a diversified investment company with an investment objective to seek to provide long-term capital appreciation. The Fund currently offers three Classes of shares: Classes A, C and I. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure. The Board of Trustees may establish additional funds and classes of shares at any time in the future without shareholder approval.

The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company for financial reporting purposes under GAAP.

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund.

Investment Valuation: Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Fund prices its portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board of Trustees, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2016, in valuing the Fund’s investments carried at value. The Fund recognizes transfers between the levels as of the end of the period in which the transfer occurred. There were no transfers between Levels 1 and 2 during the period ended July 31, 2016.

Clough Global Long/Short Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$37,543,738	$–	$–	$37,543,738
Exchange Traded Funds	2,729,911	–	–	2,729,911
Participation Notes	–	438,792	–	438,792
Master Limited Partnerships	107,360	–	–	107,360
Short-Term Investments
Money Market Fund	3,120,366	–	–	3,120,366
TOTAL	$43,501,375	$438,792	$–	$43,940,167

Other Financial Instruments
Assets
Total Return Swap Contracts**	$–	$23,006	$–	$23,006

Liabilities
Securities Sold Short
Common Stocks	(11,978,948)	–	–	(11,978,948)
Exchange Traded Funds	(819,150)	–	–	(819,150)
Preferred Stocks	(119,816)	–	–	(119,816)
Futures Contracts**	(20,585)	–	–	(20,585)
Total Return Swap Contracts**	–	(4,149)	–	(4,149)
TOTAL	$(12,938,499)	$18,857	$–	$(12,919,642)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital believes the price provided is not reliable, securities of the Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of the Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Fund’s Fair Value Procedures and reports quarterly to the Board of Trustees on the results of those meetings.

For the period ended July 31, 2016, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. These spot contracts are used by the broker to settle investments denominated in foreign currencies.

Exchange Traded Funds: The Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short.

The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivative Instruments and Hedging Activities: The following discloses the Fund’s use of derivative instruments and hedging activities.

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivative contracts, including, but not limited to, forward foreign currency contracts, futures, options and swaps. The Fund may use derivatives, among other reasons, as part of the Fund’s investment strategy, to attempt to employ its currency strategies, to seek to hedge against foreign exchange risk, and to gain access to foreign markets.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease or hedge exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to its investment objective, but the additional risks from investing in derivatives. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Market Risk Factors: In addition, in pursuit of its investment objectives, the Fund may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Futures Contracts: The Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If the Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If the Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by the Fund. The Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts.

The Fund enters into such transactions for hedging and other appropriate risk-management purposes or to increase return. While the Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Fund’s portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swaps: During the period, the Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. The Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

During the period ended July 31, 2016, the Fund invested in swap agreements consistent with the Fund’s investment strategies to seek to hedge against foreign exchange risk or to gain exposure to certain markets or indices.

2. TAXES

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax costs as of July 31, 2016, was as follows:

Gross appreciation (excess of value over tax cost)	$3,355,229
Gross depreciation (excess of tax cost over value)	(570,879)
Net unrealized appreciation	$2,784,350
Cost of investments for income tax purposes	$41,155,817

Item 2 - Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)	There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3 – Exhibits.

(a)	Separate certifications for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH FUNDS TRUST

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	September 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH FUNDS TRUST

By:	/s/Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	September 27, 2016

By:	/s/Patrick D. Buchanan
Patrick D. Buchanan
Treasurer/Principal Financial Officer

Date:	September 27, 2016